UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 23, 2020

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas		75202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due August 3, 2020	T 20C	New York Stock Exchange
AT&T Inc. 1.875% Global Notes due December 4, 2020	T 20	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2020, the Board of Directors (the “Board”) of AT&T Inc. (the “Company”) adopted a resolution that effective June 1, 2020, the size of the Board would increase from 13 to 14 members and John Stankey, the Company’s President and Chief Operating Officer, would be elected a Director to fill the resulting vacancy. Mr. Stankey will not receive any separate compensation for his service as a Director of the Company. In addition, effective July 1, 2020, the Board appointed Mr. Stankey to be Chief Executive Officer and President and Randall Stephenson to be Executive Chairman of the Board. Mr. Stephenson announced his intention to serve as Executive Chairman of the Board until his retirement from the Company in January 2021.

John Stankey, age 57, has served as President and COO of AT&T Inc. since October 2019, overseeing AT&T Communications, WarnerMedia, and Xandr. Since June 2018, he has led WarnerMedia, which creates premium content, operates the world’s largest TV and film studio, and owns a world-class library of entertainment. Mr. Stankey has held various roles during his 33 years of service with the Company, including CEO-AT&T Entertainment Group; Chief Strategy Officer; President and CEO of AT&T Business Solutions; President and CEO of AT&T Operations; Group President-Telecom Operations; Chief Technology Officer; and Chief Information Officer.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

The 2020 Annual Meeting of the stockholders of the Company was held on April 24, 2020, in Dallas Texas. Stockholders representing 5,783,283,232 shares, or 80.51%, of the 7,183,094,547 common shares outstanding as of the February 26, 2020, record date were present in person or were represented at the meeting by proxy. Final voting results are shown below.

Each matter was determined by a majority of votes cast, except that the advisory approval of executive compensation was a non-binding proposal.

Election of Directors

The following Directors were elected by the affirmative vote of a majority of the votes cast.

	Votes Cast For		Votes Cast Against
Nominee for Director	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Randall L. Stephenson	3,730,425,846	93.48%	260,051,394	6.52%	46,310,937	1,746,494,280
Samuel A. DiPiazza, Jr.	3,894,097,589	97.11%	115,768,521	2.89%	26,920,990	1,746,494,280
Richard W. Fisher	3,891,963,238	97.06%	118,076,689	2.94%	26,748,250	1,746,494,280
Scott T. Ford	3,900,742,528	97.28%	108,969,001	2.72%	27,076,648	1,746,494,280
Glenn H. Hutchins	3,966,750,576	98.93%	42,749,547	1.07%	27,288,054	1,746,494,280
William E. Kennard	3,865,367,460	96.40%	144,484,720	3.60%	26,936,768	1,746,494,280
Debra L. Lee	3,928,592,877	97.93%	82,946,151	2.07%	25,249,870	1,746,494,280
Stephen J. Luczo	3,964,388,018	98.88%	44,750,072	1.12%	27,650,862	1,746,494,280
Michael B. McCallister	3,896,248,247	97.18%	113,234,342	2.82%	27,306,362	1,746,494,280
Beth E. Mooney	3,843,900,404	95.83%	167,269,112	4.17%	25,618,090	1,746,494,280
Matthew K. Rose	3,697,609,447	92.73%	290,071,377	7.27%	49,108,127	1,746,494,280
Cynthia B. Taylor	3,913,226,302	97.54%	98,528,553	2.46%	25,034,096	1,746,494,280
Geoffrey Y. Yang	3,898,187,903	97.21%	111,960,013	2.79%	26,641,036	1,746,494,280

Proposals Submitted by Board of Directors

The ratification of the appointment of Independent Auditors received the affirmative vote of a majority of the votes cast and was passed. The advisory approval of executive compensation also received the affirmative vote of a majority of the votes cast in a non-binding vote.

	Votes Cast For		Votes Cast Against
Proposal	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Ratification of appointment of Independent Auditors	5,511,392,342	95.83	240,106,750	4.17	31,777,340	0
Advisory approval of executive compensation	3,341,523,615	87.84	462,366,287	12.16	232,891,955	1,746,494,280

Proposals Submitted by Stockholders

The following proposals failed to receive the affirmative vote of the majority of votes cast and were defeated.

	Votes Cast For		Votes Cast Against
Proposals	Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
Independent Chair	1,601,790,880	40.15	2,387,502,620	59.85	47,483,338	1,746,494,280
Employee Representative Director	304,115,807	7.64	3,677,748,257	92.36	54,920,586	1,746,494,280
Improve Guiding Principles of Executive Compensation	347,352,271	8.72	3,633,837,008	91.28	55,587,680	1,746,494,280

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: April 28, 2020	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer